Exhibit 32.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Kid Brands, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raphael Benaroya, Chairman, President and Chief Executive Officer of the Company (principal executive officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2014

/s/ RAPHAEL BENAROYA

Raphael Benaroya Chairman, President and Chief Executive Officer (principal executive officer)

A signed original of this written statement required by Section 906 has been provided to Kid Brands, Inc. and will be retained by Kid Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.